                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6472

                     Van Kampen Trust for Insured Municipals
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                     1221 Avenue of the Americas NY NY    10020
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          Ronald Robison 1221 Avenue of the Americas New York, NY 10020
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:  10/31

Date of reporting period:  10/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Insured Municipals performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2003.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and, therefore, the value of the trust shares may be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

TRUST FOR INSURED MUNICIPALS
SYMBOL: VIM
-------------------------------------------------------
AVERAGE ANNUAL                 BASED ON      BASED ON
TOTAL RETURNS                    NAV       MARKET PRICE

Since Inception (1/24/92)       7.99%          8.17%

10-year                         6.29           7.09

5-year                          6.35           6.39

1-year                          5.95          13.12
-------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

Van Kampen Trust for Insured Municipals is managed by the adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The economic backdrop for the 12 months ended October 31 was largely characterized by the persistent weakness of the U.S. economy. One of the most closely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government and private-sector economists suggesting that the U.S. economy might be entering a deflationary period also seemed to weigh heavily on the minds of investors over the course of the year. At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades for many municipal bonds. The Federal Reserve Board (the Fed) attempted to allay these fears and keep the economy moving in the right direction by cutting the Fed Funds target rate twice during the period to a level of 1.00 percent. Although the stock markets appeared to look past the sluggish economic data, bonds, in general, were hampered.

While yields on intermediate- and long-term bonds ended the period roughly where they began, the road between those two points was decidedly bumpy. The 12-month period can be divided into two distinct market environments. The first of these, which lasted from October 2002 to mid-June 2003, saw municipal yields fall by roughly 80 basis points to levels not seen since the late 1960s. These plummeting yields led to a surge in issuance as municipalities moved to lock in low financing and, in the case of older bonds, low refinancing costs. These record levels of supply met with substantial demand as investors in search of relative stability poured cash into municipal bond funds. Demand for municipal bonds was also strong from so-called "cross-over" buyers--investors who traditionally favor taxable investments, but were drawn to the relatively attractive yields of municipal bonds.

The municipal market reversed abruptly in mid-June, when yields began to climb from their lows. Investors during this phase shifted their attention to the advancing equity market, which reduced demand for municipal bonds. Interest from cross-over investors also evaporated as the relative attractiveness of the taxable market returned. Issuance remained strong throughout this leg of the period, though it abated somewhat in the last three months of the reporting year. These forces combined to drive municipal bond yields off of their historic lows, ending the period where they began.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both a market-price and a NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows during the period, the difference between short- and longer-term rates was relatively high. This gap made using leverage a particularly profitable approach during the period, and added to the trust's strong performance.

Our current strategy of avoiding housing bonds also helped the trust; the sector performed poorly amidst record levels of mortgage-refinancing activity.

While the trust outperformed its benchmark, not all of its positions performed strongly over the entire period in question. With interest rates falling to such low levels, our analysis showed an increasing possibility of a damaging upward shift in interest rates. We positioned the trust defensively by maintaining a duration (a measure of interest-rate sensitivity) that was slightly shorter than that of the benchmark during the period. This position helped the trust when rates climbed, but kept it from fully participating in the bond-market rally earlier in the period.

We were equally defensive in managing the portfolio's maturity structure. Given the steepness of the yield curve for much of the period (steepness is a measure of the difference in yields between long- and short-maturity securities), we focused on a strategy designed to outperform in a curve-flattening environment. We purchased premium bonds in the 15- to 22-year range that were priced to 10-year call dates. These bonds offer attractive yields compared to bonds with similar interest-rate risk. We sold bonds in the 5- to 10-year range, an area of the curve that we feel will underperform if short rates rise. This curve flattening did not occur as early as we anticipated, however, and the strategy hampered performance when short rates fell in the first part of the period. However, when

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       5.95%        13.12%             5.11%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

long-bond yields rose in the latter part of the period, our emphasis on defensive bonds in the 15- to 22-year range helped to preserve principal.

At a time when many municipalities faced budget shortfalls, the trust was protected against default risk by our policy of investing in insured municipal obligations. These bonds carry insurance that ensures full payment of principal and interest due in the event of default. As a result, these bonds carry an AAA rating from both Standard & Poor's and Moody's Investors Service. We will continue with our disciplined investment approach, monitoring the market closely for compelling opportunities.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

TOP 5 SECTORS AS OF 10/31/03                RATINGS ALLOCATION AS OF 10/31/03
Airport                       16.5%         AAA/Aaa                       100.0%
General Purpose               14.7
Public Building               11.5
Public Education              10.5
Higher Education              10.4

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  151.7%
          ALABAMA  8.5%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd Ln
          Ser A (AMBAC Insd).............................. 5.125%   08/15/16   $  1,068,890
 1,500    Alabama Drinking Wtr Fin Auth Revolving Fd Ln
          Ser A (AMBAC Insd).............................. 5.250    08/15/18      1,599,990
 3,570    Alabama St Brd of Ed Tuit Rev John C Calhoun
          Cmty College A (FGIC Insd)...................... 5.500    05/01/17      3,961,486
 1,395    Alabama St Univ Rev Gen Tuit & Fee Ser B (MBIA
          Insd)........................................... 5.250    03/01/17      1,511,775
 1,525    Alabama St Univ Rev Gen Tuit & Fee Ser B (MBIA
          Insd)........................................... 5.250    03/01/19      1,630,728
 1,000    Birmingham, AL Wt Ser B Rfdg (AMBAC Insd)....... 5.000    07/01/17      1,062,250
 1,480    Dothan-Houston Cnty, AL Arpt Auth Arpt Rev (MBIA
          Insd)........................................... 5.600    12/01/20      1,566,047
 1,170    Lee Cnty, AL Sch Wt Ltd Oblig (MBIA Insd)....... 5.000    02/01/19      1,222,346
                                                                               ------------
                                                                                 13,623,512
                                                                               ------------
          ALASKA  1.5%
 2,110    Alaska St Intl Arpt Rev Ser B (AMBAC Insd)...... 5.750    10/01/18      2,355,224
                                                                               ------------

          ARIZONA  4.0%
 1,300    Maricopa Cnty, AZ Sch Dist 69 Paradise Vly Ctf
          Ownership Ser A Rfdg (FGIC Insd)................ 5.250    07/01/14      1,456,104
 2,000    Phoenix, AZ Civic Impt Corp Arpt Rev Jr Lien
          (FGIC Insd)..................................... 5.375    07/01/29      2,025,700
 1,510    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10      1,591,011
 1,150    Tucson, AZ Wtr Rev Rfdg (FGIC Insd)............. 5.500    07/01/17      1,281,215
                                                                               ------------
                                                                                  6,354,030
                                                                               ------------
          CALIFORNIA  1.9%
 2,500    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Ser B (FSA Insd)............. 6.350    06/01/09      2,560,225
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (Escrowed to Maturity) (GEMIC
          Insd)...........................................   *      04/01/16        556,590
                                                                               ------------
                                                                                  3,116,815
                                                                               ------------

See Notes to Financial Statements                                              5

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          COLORADO  3.2%
$1,225    Adams Cnty, CO Sch Dist No 012 Ser A Rfdg (FSA
          Insd)........................................... 5.000%   12/15/16   $  1,317,108
 1,000    Pitkin Cnty, CO Sch Dist No 1 Aspen (FGIC
          Insd)........................................... 5.375    12/01/17      1,098,550
 2,425    Weld Cnty, CO Sch Dist No 006 (FSA Insd) (a).... 5.500    12/01/19      2,668,761
                                                                               ------------
                                                                                  5,084,419
                                                                               ------------
          CONNECTICUT  0.7%
 1,000    New Haven, CT Ser B Rfdg (FGIC Insd)............ 5.250    11/01/14      1,114,760
                                                                               ------------

          DISTRICT OF COLUMBIA  2.1%
 2,035    District of Columbia Tax Increment Rev Gallery
          Place Proj (FSA Insd)........................... 5.500    07/01/14      2,247,189
 1,000    District of Columbia Tax Increment Rev Gallery
          Place Proj (FSA Insd)........................... 5.500    07/01/15      1,100,810
                                                                               ------------
                                                                                  3,347,999
                                                                               ------------
          FLORIDA  7.8%
 2,430    Collier Cnty, FL Sch Brd Ctf Master Lease Pgm
          Ser B Rfdg (FSA Insd)........................... 5.500    02/15/13      2,751,635
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)........................................... 5.950    07/01/20      2,118,120
 2,500    Hillsborough Cnty, FL Aviation Tampa Intl Arpt
          Ser A (MBIA Insd)............................... 5.375    10/01/16      2,670,050
 2,000    Miami-Dade Cnty, FL Aviation Miami Intl Arpt
          (FGIC Insd)..................................... 5.375    10/01/27      2,060,740
   695    Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser A (GNMA Collateralized)................. 6.200    10/01/16        725,872
 2,000    Pasco Cnty, FL Solid Waste Disp & Res Recovery
          Sys Rev (AMBAC Insd)............................ 6.000    04/01/11      2,262,660
                                                                               ------------
                                                                                 12,589,077
                                                                               ------------
          GEORGIA  5.9%
 3,145    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A (MBIA Insd).......................... 5.375    01/01/17      3,403,708
 3,620    Atlanta, GA Dev Auth Rev Yamacraw Design Ctr
          Proj Ser A (MBIA Insd).......................... 5.375    01/01/18      3,894,432
 1,860    George L Smith II GA Wrld Congress Ctr Auth Rev
          Domed Stad Proj Rfdg (MBIA Insd)................ 6.000    07/01/10      2,127,710
                                                                               ------------
                                                                                  9,425,850
                                                                               ------------
          HAWAII  2.3%
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC Insd)........ 6.200    11/01/29      2,239,460
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC Insd)........ 6.150    01/01/20      1,401,837
                                                                               ------------
                                                                                  3,641,297
                                                                               ------------

 6                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          ILLINOIS  21.7%
$2,000    Bolingbrook, IL Cap Apprec Ser B (MBIA Insd)....   *      01/01/32   $    410,700
 1,000    Chicago, IL Brd of Ed (FGIC Insd)............... 5.500%   12/01/31      1,055,940
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)...........................................   *      01/01/29        503,940
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)...........................................   *      01/01/30        474,780
 2,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Second
          Lien Ser A (AMBAC Insd)......................... 5.500    01/01/16      2,132,780
 5,000    Chicago, IL O'Hare Intl Arpt Rev RR II (Variable
          Rate Coupon) (FSA Insd) (b)..................... 8.590    01/01/22      5,685,900
 1,000    Chicago, IL Pk Dist Ltd Tax Ser A (FGIC Insd)... 5.500    01/01/18      1,095,280
 5,000    Chicago, IL Proj & Rfdg (FGIC Insd)............. 5.250    01/01/28      5,123,000
 3,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)......... 5.500    01/01/40      3,154,770
 1,770    Glenwood, IL (FSA Insd)......................... 5.375    12/01/30      1,840,446
 1,000    Illinois Ed Fac Auth Rev DePaul Univ (AMBAC
          Insd)........................................... 5.625    10/01/16      1,123,080
 1,000    Illinois Ed Fac Auth Rev Robert Morris College
          (MBIA Insd)..................................... 5.800    06/01/30      1,083,610
 3,000    Illinois St First Ser (FGIC Insd)............... 5.500    02/01/16      3,301,200
 1,500    Illinois St First Ser (FGIC Insd)............... 5.500    02/01/17      1,642,890
 2,000    Illinois St First Ser (FGIC Insd)............... 5.500    02/01/18      2,195,940
 1,260    Kendall, Kane & Will Cntys, IL (FGIC Insd)...... 5.500    10/01/12      1,414,829
 1,200    Kendall, Kane & Will Cntys, IL Ser B (FGIC
          Insd)........................................... 5.000    10/01/22      1,228,128
 1,250    Wilmette, IL Pk Dist (AMBAC Insd)............... 5.200    12/01/21      1,312,700
                                                                               ------------
                                                                                 34,779,913
                                                                               ------------
          INDIANA  3.5%
 1,000    Baugo, IN Sch Bldg Corp First Mtg Ser A (AMBAC
          Insd)........................................... 5.125    01/15/25      1,014,910
 1,875    Indianapolis, IN Loc Pub Impt Ser C (AMBAC
          Insd)........................................... 5.125    01/10/17      1,985,644
 1,235    Indianapolis, IN Loc Pub Impt Ser D (AMBAC
          Insd)........................................... 5.500    02/01/21      1,336,986
 1,195    Saint Joseph Cnty, IN Econ Dev Saint Mary's
          College Proj (MBIA Insd)........................ 5.125    04/01/28      1,210,595
                                                                               ------------
                                                                                  5,548,135
                                                                               ------------
          KANSAS  2.0%
 2,795    Kansas St Dev Fin Auth Lease Juvenile Justice
          Auth Ser D (MBIA Insd).......................... 5.250    05/01/15      3,059,239
   145    Olathe Labette Cnty, KS Single Family Mtg Rev
          Coll Ser A-I Rfdg (GNMA Collateralized)......... 8.100    08/01/23        153,922
                                                                               ------------
                                                                                  3,213,161
                                                                               ------------

See Notes to Financial Statements                                              7

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          KENTUCKY  1.9%
$1,850    Kenton Cnty, KY Arpt Brd Rev Cincinnati Northn
          KY Ser B (MBIA Insd)............................ 5.500%   03/01/18   $  1,962,813
 1,000    Louisville & Jefferson Cnty, KY Ser C (FSA
          Insd)........................................... 5.250    07/01/22      1,019,290
                                                                               ------------
                                                                                  2,982,103
                                                                               ------------
          LOUISIANA  5.8%
 3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd)........................................... 6.650    12/01/21      3,222,147
 1,505    Greater New Orleans Expwy Impt Rfdg (AMBAC
          Insd)........................................... 5.000    11/01/18      1,590,529
 1,685    Greater New Orleans Expwy Impt Rfdg (AMBAC
          Insd)........................................... 5.000    11/01/19      1,766,773
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
          Square Proj (GNMA Collateralized)............... 6.450    09/01/27      1,061,820
    20    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)................. 6.700    01/01/05         20,142
    15    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)................. 6.800    01/01/06         15,099
    35    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)................. 6.850    01/01/09         35,169
 1,465    New Orleans, LA Audubon Commn Aquarium Ser A
          Rfdg (FSA Insd)................................. 5.000    10/01/12      1,614,913
                                                                               ------------
                                                                                  9,326,592
                                                                               ------------
          MASSACHUSETTS  1.4%
 2,000    Massachusetts St Dev Fin Agy Semass Sys Ser A
          (MBIA Insd)..................................... 5.625    01/01/15      2,227,780
                                                                               ------------

          MICHIGAN  5.1%
 1,000    Detroit, MI Ser A (XLCA Insd)................... 5.250    04/01/23      1,038,720
 1,335    Ludington, MI Area Sch Dist (MBIA Insd) (c)..... 5.250    05/01/21      1,407,984
 4,250    Michigan St Ctf Part (AMBAC Insd)............... 5.500    06/01/27      4,492,378
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
          Detroit Edison Co Ser AA Rfdg (FGIC Insd)....... 6.950    09/01/22      1,284,800
                                                                               ------------
                                                                                  8,223,882
                                                                               ------------
          MISSISSIPPI  2.2%
   340    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized).......... 8.125    12/01/24        358,948
   388    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser D (GNMA Collateralized).......... 8.100    12/01/24        411,722

 8                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          MISSISSIPPI (CONTINUED)
$  260    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized).......... 8.100%   12/01/25   $    275,795
 2,500    Mississippi Hosp Equip & Fac Auth Rev Rush Med
          Fndtn Proj (Connie Lee Insd).................... 6.700    01/01/18      2,522,325
                                                                               ------------
                                                                                  3,568,790
                                                                               ------------
          MISSOURI  2.0%
 1,050    Grandview, MO Ctf Part (FGIC Insd).............. 5.250    01/01/18      1,130,210
 1,000    Missouri St Hsg Dev Commn Multi-Family Hsg
          Brookstone Ser A (FSA Insd)..................... 6.000    12/01/16      1,054,490
 1,000    Missouri St Hsg Dev Commn Multi-Family Hsg
          Truman Farm Ser A (FSA Insd).................... 5.750    10/01/11      1,048,190
                                                                               ------------
                                                                                  3,232,890
                                                                               ------------
          NEBRASKA  0.6%
   985    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Summit Club Apt Proj (FSA Insd)................. 5.700    10/01/12      1,021,770
                                                                               ------------

          NEW MEXICO  0.4%
   595    New Mexico Mtg Fin Auth Single Family Mtg Pgm A2
          (GNMA Collateralized)........................... 6.050    07/01/16        627,154
                                                                               ------------

          NEW YORK  6.0%
 1,000    Buffalo, NY Sch Ser B (MBIA Insd)............... 5.375    11/15/18      1,091,140
 2,000    New York City Transitional Future Tax Secd Ser D
          (MBIA Insd)..................................... 5.250    02/01/18      2,165,040
 3,000    New York St Twy Auth Hwy & Brdg Tr Fd Ser A (FSA
          Insd)........................................... 5.250    04/01/18      3,228,990
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................ 5.750    12/01/25      3,201,000
                                                                               ------------
                                                                                  9,686,170
                                                                               ------------
          OHIO  5.9%
 2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd)............ 5.250    12/01/17      2,706,750
 1,820    Garfield Heights, OH City Sch Dist Sch Impt
          (MBIA Insd)..................................... 5.500    12/15/19      2,003,274
 1,000    New Albany, OH Cmnty Auth Cmnty Fac Rev Ser B
          (AMBAC Insd).................................... 5.500    10/01/17      1,099,140
 1,655    Ohio Hsg Fin Agy Mtg Rev Residential Mtg Bkd Sec
          Ser C (GNMA Collateralized)..................... 4.900    03/01/11      1,713,422
 1,715    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj Ser
          A (FSA Insd).................................... 5.500    04/01/18      1,874,804
                                                                               ------------
                                                                                  9,397,390
                                                                               ------------

See Notes to Financial Statements                                              9

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          OKLAHOMA  1.9%
$1,600    Midwest City, OK Mun Auth Cap (MBIA Insd)....... 5.000%   09/01/33   $  1,614,128
 1,250    Tulsa, OK Arpt Impt Tr Gen Rev Ser A (FGIC
          Insd)........................................... 6.000    06/01/20      1,441,150
                                                                               ------------
                                                                                  3,055,278
                                                                               ------------
          OREGON  3.8%
 1,740    Linn Cnty, OR Sch Dist No 055 Sweet Home (FSA
          Insd)........................................... 5.500    06/15/20      1,899,541
 2,150    Oregon St Bd Bk Rev OR Econ Cmnty Dev Dept Ser A
          (MBIA Insd)..................................... 5.500    01/01/16      2,385,468
 1,715    Oregon St Dept Admin Ser C Rfdg (MBIA Insd)..... 5.250    11/01/18      1,835,650
                                                                               ------------
                                                                                  6,120,659
                                                                               ------------
          PENNSYLVANIA  9.6%
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (Escrowed to Maturity) (AMBAC
          Insd)........................................... 5.625    08/15/26      2,182,180
 1,610    Pennridge, PA Sch Dist (MBIA Insd).............. 5.125    02/15/19      1,701,512
 5,000    Philadelphia, PA Auth Indl Dev Lease Rev Ser B
          (FSA Insd)...................................... 5.500    10/01/15      5,532,050
 2,300    Philadelphia, PA Redev Auth Rev Neighborhood
          Transformation Ser A (FGIC Insd)................ 5.500    04/15/22      2,464,404
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
          East Fin Pgm Ser B (AMBAC Insd)................. 6.375    07/01/22      2,022,638
 1,300    York Cnty, PA Sch Technology (FGIC Insd)........ 5.375    02/15/17      1,419,015
                                                                               ------------
                                                                                 15,321,799
                                                                               ------------
          RHODE ISLAND  1.1%
 1,500    Rhode Island Port Auth & Econ Dev Corp Arpt Rev
          Ser A (FSA Insd)................................ 7.000    07/01/14      1,849,260
                                                                               ------------

          SOUTH CAROLINA  2.4%
 3,750    South Carolina Jobs Econ Dev Auth Indl Rev Elec
          & Gas Co Proj Ser B (AMBAC Insd)................ 5.450    11/01/32      3,862,613
                                                                               ------------

          SOUTH DAKOTA  0.7%
   995    South Dakota St Hlth & Ed Fac Auth Vocational Ed
          Pgm Ser A (AMBAC Insd).......................... 5.400    08/01/13      1,101,654
                                                                               ------------

          TENNESSEE  3.2%
 4,315    Metropolitan Nashville Arpt Auth TN Arpt Rev
          Impt Ser A Rfdg (FGIC Insd)..................... 6.600    07/01/15      5,085,918
                                                                               ------------

          TEXAS  19.3%
 1,000    Austin, TX Cmnty College Dist (AMBAC Insd)...... 5.000    08/01/17      1,060,520
 1,085    Brazos River Auth, TX Johnson Cnty Surface Rfdg
          (AMBAC Insd).................................... 5.800    09/01/11      1,186,144

 10                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$2,675    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd)........................................... 5.375%   02/15/18   $  2,896,276
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser
          A (MBIA Insd)................................... 5.500    11/01/33      2,072,360
 2,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser
          A Rfdg (FGIC Insd).............................. 5.875    11/01/17      2,161,160
 1,500    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser
          A Rfdg (FGIC Insd).............................. 5.875    11/01/18      1,617,750
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Impt Jt Ser
          A Rfdg (FGIC Insd).............................. 5.500    11/01/31      5,154,900
 1,820    Galveston Cnty, TX Ctf Oblig Ser C (AMBAC
          Insd)........................................... 5.250    02/01/20      1,934,260
 1,800    Midland, TX Ctf Oblig Arpt Sub Lien (FSA
          Insd)........................................... 5.850    03/01/13      1,942,326
 5,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
          (AMBAC Insd).................................... 5.500    08/15/39      5,289,350
 3,285    Texas St Vet Hsg Assistance (MBIA Insd)......... 6.800    12/01/23      3,356,974
 1,000    Trinity River Auth TX Rev Impt Tarrant Cnty Wtr
          Proj Rfdg (MBIA Insd)........................... 5.500    02/01/19      1,091,120
 1,150    Wichita Falls, TX Wtr & Swr Rev Priority Lien
          (AMBAC Insd).................................... 5.375    08/01/17      1,256,329
                                                                               ------------
                                                                                 31,019,469
                                                                               ------------
          VIRGINIA  1.0%
 1,495    Harrisonburg, VA Redev & Hsg Auth Multi-Family
          Hsg Rev (FSA Insd).............................. 6.200    04/01/17      1,564,129
                                                                               ------------

          WASHINGTON  8.5%
 2,000    Chelan Cnty, WA Pub Util Dist No. 001 Cons Rev
          Chelan Hydro Ser A (MBIA Insd).................. 5.600    01/01/36      2,079,840
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser D (AMBAC Insd)........ 6.000    01/01/13      2,051,426
 1,460    Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser D (AMBAC Insd)........ 6.250    01/01/17      1,626,338
 2,235    Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser D (AMBAC Insd).............. 6.000    01/01/13      2,471,664
 1,770    Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser D (AMBAC Insd).............. 6.250    01/01/17      1,971,656
 1,155    Pierce Cnty, WA (AMBAC Insd).................... 5.750    08/01/13      1,309,666
 1,940    Thurston & Pierce Cntys, WA (FSA Insd).......... 5.250    12/01/18      2,087,382
                                                                               ------------
                                                                                 13,597,972
                                                                               ------------
          PUERTO RICO  3.8%
 5,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      6,096,150
                                                                               ------------

See Notes to Financial Statements                                             11

YOUR TRUST'S INVESTMENTS

October 31, 2003

                                                                                  MARKET
DESCRIPTION                                                                       VALUE
TOTAL LONG-TERM INVESTMENTS  151.7%
  (Cost $229,912,235).......................................................   $243,163,614

SHORT-TERM INVESTMENTS  1.3%
  (Cost $2,100,000).........................................................      2,100,000
                                                                               ------------

TOTAL INVESTMENTS  153.0%
  (Cost $232,012,235).......................................................    245,263,614
OTHER ASSETS IN EXCESS OF LIABILITIES  3.2%.................................      5,131,856
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.2%).................    (90,047,154)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $160,348,316
                                                                               ============

*   Zero coupon bond

(a) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.3% of net assets.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GEMIC--General Electric Mortgage Insurance Corp.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

 12                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2003

ASSETS:
Total Investments (Cost $232,012,235).......................  $245,263,614
Cash........................................................       299,168
Receivables:
  Interest..................................................     3,929,676
  Investments Sold..........................................     2,816,635
Other.......................................................         4,708
                                                              ------------
    Total Assets............................................   252,313,801
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,407,984
  Variation Margin on Futures...............................       122,203
  Investment Advisory Fee...................................       116,495
  Administrative Fee........................................        10,591
  Affiliates................................................         9,164
Trustees' Deferred Compensation and Retirement Plans........       181,534
Accrued Expenses............................................        70,360
                                                              ------------
    Total Liabilities.......................................     1,918,331
Preferred Shares (including accrued distributions)..........    90,047,154
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $160,348,316
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($160,348,316 divided by
  9,792,432 shares outstanding).............................  $      16.37
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,792,432 shares issued and
  outstanding)..............................................  $     97,924
Paid in Surplus.............................................   144,522,369
Net Unrealized Appreciation.................................    11,810,764
Accumulated Net Realized Gain...............................     3,086,835
Accumulated Undistributed Net Investment Income.............       830,424
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $160,348,316
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 90,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $250,348,316
                                                              ============

See Notes to Financial Statements                                             13

Statement of Operations
For the Year Ended October 31, 2003

INVESTMENT INCOME:
Interest....................................................  $12,486,490
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,387,368
Preferred Share Maintenance.................................      247,669
Administrative Fee..........................................      126,125
Trustees' Fees and Related Expenses.........................       50,838
Legal.......................................................       31,536
Custody.....................................................       16,991
Other.......................................................      173,492
                                                              -----------
    Total Expenses..........................................    2,034,019
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,452,471
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 3,610,656
  Futures...................................................     (602,288)
                                                              -----------
Net Realized Gain...........................................    3,008,368
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,804,936
                                                              -----------
  End of the Period:
    Investments.............................................   13,251,379
    Futures.................................................   (1,440,615)
                                                              -----------
                                                               11,810,764
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,994,172)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    14,196
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (982,470)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 9,484,197
                                                              ===========

 14                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2003    OCTOBER 31, 2002
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 10,452,471        $ 10,829,146
Net Realized Gain.......................................       3,008,368           4,024,334
Net Unrealized Depreciation During the Period...........      (2,994,172)           (790,828)
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (820,906)           (449,870)
  Net Realized Gain.....................................        (161,564)         (1,191,458)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       9,484,197          12,421,324

Distributions to Common Shareholders:
  Net Investment Income.................................     (10,549,447)         (9,850,444)
  Net Realized Gain.....................................      (3,797,757)         (3,773,773)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      (4,863,007)         (1,202,893)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         699,445             149,100
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................      (4,163,562)         (1,053,793)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     164,511,878         165,565,671
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $830,424 and $1,762,917,
  respectively).........................................    $160,348,316        $164,511,878
                                                            ============        ============

See Notes to Financial Statements                                             15

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2003      2002 (a)     2001
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.87    $ 17.00     $ 15.88
                                                              -------    -------     -------
  Net Investment Income.....................................     1.07       1.11        1.21
  Net Realized and Unrealized Gain/Loss.....................      -0-(f)     .33        1.11
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.08)      (.05)       (.29)
    Net Realized Gain.......................................     (.02)      (.12)       (.02)
                                                              -------    -------     -------
Total from Investment Operations............................      .97       1.27        2.01
Distributions Paid to Common Shareholders:
    Net Investment Income...................................    (1.08)     (1.01)       (.83)
    Net Realized Gain.......................................     (.39)      (.39)       (.06)
                                                              -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.37    $ 16.87     $ 17.00
                                                              =======    =======     =======

Common Share Market Price at End of the Period..............  $ 16.70    $ 16.12     $ 14.98
Total Return (b)............................................   13.12%     17.34%      11.18%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 160.3    $ 164.5     $ 165.6
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.25%      1.40%       1.49%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.44%      6.73%       7.34%
Portfolio Turnover..........................................      39%        50%         53%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .81%       .90%        .95%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.94%      6.46%       5.58%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    3,600      3,600       3,600
Asset Coverage Per Preferred Share (e)......................  $69,554    $70,721     $70,990
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000     $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000     $25,000

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .01%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)Amount is less than $.01.

YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------
       2000      1999       1998       1997       1996       1995       1994
------------------------------------------------------------------------------
     $  15.35   $ 17.43   $  17.01   $  16.69   $  16.69   $  14.88   $  18.21
     --------   -------   --------   --------   --------   --------   --------
         1.26      1.27       1.28       1.30       1.32       1.34       1.35
          .61     (1.87)       .59        .58        .06       1.88      (3.15)
         (.38)     (.28)      (.31)      (.29)      (.33)      (.36)      (.30)
          -0-      (.05)      (.03)      (.06)       -0-        -0-       (.03)
     --------   -------   --------   --------   --------   --------   --------
         1.49      (.93)      1.53       1.53       1.05       2.86      (2.13)
         (.96)     (.99)     (1.00)     (1.05)     (1.05)     (1.05)     (1.05)
          -0-      (.16)      (.11)      (.16)       -0-        -0-       (.15)
     --------   -------   --------   --------   --------   --------   --------
     $  15.88   $ 15.35   $  17.43   $  17.01   $  16.69   $  16.69   $  14.88
     ========   =======   ========   ========   ========   ========   ========

     $14.3125   $ 14.50   $  17.75   $  17.25   $ 16.125   $  15.75   $  13.50
        5.45%   -12.42%      9.77%     15.04%      9.19%     24.96%    -15.57%
     $  154.7   $ 149.6   $  169.1   $  164.5   $  161.0   $  160.6   $  143.2
        1.61%     1.56%      1.56%      1.57%      1.60%      1.63%      1.57%
        8.16%     7.62%      7.44%      7.81%      8.00%      8.45%      8.14%
          41%       53%        66%        36%        35%        28%        26%

        1.01%     1.00%      1.01%      1.01%      1.02%      1.03%      1.01%
        5.72%     5.97%      5.65%      6.05%      5.99%      6.16%      6.33%

        3,600     3,600      1,800      1,800      1,800      1,800      1,800
     $ 67,981   $66,543   $143,952   $141,362   $139,456   $139,209   $129,537
     $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             17

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2003, the Trust had $1,407,984 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

    At October 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $231,957,740
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,530,100
Gross tax unrealized depreciation...........................        (224,226)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 13,305,874
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                                                 2003          2002
Distributions paid from:
  Ordinary income...........................................  $  820,909    $2,435,156
  Long-term capital gain....................................   3,171,517     2,563,206
                                                              ----------    ----------
                                                              $3,992,426    $4,998,362
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under accounting principles generally accepted in the United States of America and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book to tax difference relating to book to tax accretion differences totaling $14,611 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $    6,492
Undistributed long-term capital gain........................     1,646,215

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures contracts on October 31, 2003.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2003, the Trust recognized expenses of approximately $16,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2003, the Trust recognized expenses of approximately $35,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2003 and 2002, paid in surplus related to common shares aggregated $144,522,369 and $143,823,345, respectively.

    Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2003    OCTOBER 31, 2002
Beginning Shares........................................     9,750,338           9,741,284
Shares Issued Through Dividend Reinvestment.............        42,094               9,054
                                                             ---------           ---------
Ending Shares...........................................     9,792,432           9,750,338
                                                             =========           =========

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $95,083,776 and $103,670,204, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transaction in futures contracts for the year ended October 31, 2003, were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2002.............................        602
Futures Opened..............................................      2,148
Futures Closed..............................................     (2,154)
                                                                 ------
Outstanding at October 31, 2003.............................        596
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

    The futures contracts outstanding as of October 31, 2003, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
10-Year U.S. Treasury Notes Futures
  December 2003 (Current Notional Value of $112,297 per
    contract)...............................................     115        $  (383,222)
5-Year U.S. Treasury Notes Futures
  December 2003 (Current Notional Value of $111,813 per
    contract)...............................................     481         (1,057,393)
                                                                 ---        -----------
                                                                 596        $(1,440,615)
                                                                 ===        ===========

6. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The average rate in effect on October 31, 2003 was 0.850%. During the year ended October 31, 2003, the rates ranged from 0.700% to 1.990%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Insured
Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 8, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
THEODORE A. MYERS
JACK NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2003. The Trust designated 99.7% of the income distributions as a tax-exempt income distribution. Additionally, during the period the Trust designated and paid $3,171,517 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 26

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 24, 2003, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate............................................  8,221,341              89,490
Linda Hutton Heagy.........................................  8,815,067              95,764
R. Craig Kennedy...........................................  8,817,739              93,092
Wayne W. Whalen............................................  8,817,148              93,683
Suzanne H. Woolsey.........................................  8,815,260              95,571

The other trustees of the Trust whose terms did not expire in 2003 are David C. Arch, Rod Dammeyer, Howard J Kerr, Theodore A. Myers, Richard F. Powers, and Hugo F. Sonnenschein.

2) With regards to the authority to vote for the amendment to the Declaration of
Trust:

                                                             # OF SHARES
                                           -----------------------------------------------
                                           IN FAVOR             AGAINST            ABSTAIN
                                           -----------------------------------------------
                                           8,550,314            230,837            129,678

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 1991  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (73)        Trustee      Trustee     Financial consultant,          36       Director of Met Life
550 Washington Avenue                      since 1991  Trustee or Managing                     Investors (formerly knows
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Currently with Paladin         88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 2003  Capital Group/Paladin                   General Partner of funds
Room 285                                               Homeland Security Fund.                 in the Fund Complex.
Washington, D.C. 20418                                 Previously Chief                        Director of Neurogen
                                                       Communications Officer of               Corporation, a
                                                       the National Academy of                 pharmaceutical company,
                                                       Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and Chief Operating
                                                       Officer from 1993 to
                                                       2001. Director of the
                                                       Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 2002  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and Principal  since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Executive Officer                    funds in the Fund Complex. Chief Global Operations Officer and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 VIM ANR 12/03            Member
                                                 NASD/SIPC.
                                                               12559L03-AS-12/03

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c)   Not applicable

(d)   Not applicable

(e)   Not applicable.

(f)
      (1)     The Trust's Code of Ethics is attached hereto as Exhibit 10A.
      (2)     Not applicable.
      (3)     Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has four "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: J. Miles Branagan, Jerry Choate, R. Craig Kennedy and Theodore A. Myers. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Trust for Insured Municipals

By: /s/ Ronald E. Robison
    -----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

By: /s/ John L. Sullivan
    -----------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: December 18, 2003